EXHIBIT 99.1

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, I, the undersigned President and chief executive officer of First Republic Preferred Capital Corporation (the “Company”), hereby certify that the Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2002 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 13, 2002	/s/ JAMES J. BAUMBERGER

James J. Baumberger President and chief executive officer